UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) October 29, 2003
                                           ----------------

                            Advanced Biotherapy, Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                         0-26323                51-0402415
     ------------------            --------------------      ------------------
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)

6355 Topanga Canyon Boulevard, Suite 510
    Woodland Hills, California                                     91367
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (818) 883-6716
                                                   --------------

Item 5.  OTHER EVENTS.

         The Registrant reported the inauguration of its new website at http://www.advancedbiotherapy.com.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation     Description of Exhibit
-----------     ----------------------

99.1            Press Release dated 10/28/2003



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ADVANCED BIOTHERAPY, INC.
                                      (Registrant)


Date: October 29, 2003                By: /s/ Edmond Buccellato
                                          ------------------------------------
                                          Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

Exhibit         Description
-------         -----------

99.1            Press Release dated 10/28/2003